UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )
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Filed by the Registrant

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Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under Rule 14a-12

SYMBOLIC LOGIC, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2022
To the Stockholders of Symbolic Logic, Inc.:
You are invited to attend the annual meeting of the stockholders of Symbolic Logic, Inc. which will be held at 9:00 a.m. local time at 9800 Pyramid Court, Suite 400, Englewood, CO 80112, on June 15, 2022.
At the meeting, you will be asked to act on the following matters:
1.
to elect the four nominees named in this Proxy Statement as directors, each for a one-year term;

2.
to ratify the selection of Marcum LLP as our independent registered public accounting firm to audit the consolidated financial statements of Symbolic Logic, Inc. for our fiscal year ending December 31, 2022; and

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to consider such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

The Proxy Statement accompanying this Notice describes these items more fully.
Only holders of record of shares of Symbolic Logic, Inc. common stock at the close of business on April 18, 2022 are entitled to vote at the meeting or any postponements or adjournments of the meeting.
YOUR VOTE IS IMPORTANT. PLEASE READ THE PROXY STATEMENT AND VOTE BY FOLLOWING THE VOTING INSTRUCTIONS SENT TO YOU.
By order of the Board of Directors,

Englewood, Colorado April 29, 2022	Mark P. Szynkowski Senior Vice President of Finance & Secretary
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 15, 2022:
The Company’s proxy statement, form of proxy card and 2022 Annual Report on Form 10-K are available at https://www.symbl/ir.com.

9800 Pyramid Court, Suite 400
Englewood, Colorado 80112

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
June 15, 2022

This proxy statement contains information related to the annual meeting of stockholders of Symbolic Logic, Inc. (formerly Evolving Systems, Inc.) which will be held at 9:00 a.m. local time at 9800 Pyramid Court, Suite 400, Englewood, Colorado 80112, on June 15, 2022, and any postponements or adjournments of the meeting. Symbolic Logic first mailed, or made available on the Internet, these proxy materials to stockholders on or about May 6, 2022. In this proxy statement, “Company,” “Symbolic Logic,” “we,” “us,” and “our” each refer to Symbolic Logic, Inc. The Company changed its name to Symbolic Logic, Inc. on April 12, 2022.
ABOUT THE PROXY MATERIALS
We are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. This proxy is being solicited by the Board of Directors, and the cost of solicitation of the proxies will be paid by Symbolic Logic. Our officers, directors and regular employees, without additional compensation, also may solicit proxies by further mailing, by telephone or personal conversations. We have no plans to retain any firms or otherwise incur any extraordinary expense in connection with the solicitation.
The proxy materials include our proxy statement for the annual meeting.
We are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record on April 18, 2022. All stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice (https://www.symbl.com/ir), or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
The Notice will provide you with instructions regarding how to:
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View our proxy materials for the annual meeting on the Internet; and

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Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual stockholders’ meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card or vote by proxy on the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted. You may vote in person at the Annual Meeting only if you bring a form of personal picture identification with you. You may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

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To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

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To vote on the Internet, go to www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the eleven-digit number beneath the account number on the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Daylight Time on June 14, 2022 to be counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received instructions for granting proxies with these proxy materials from that organization rather than from the Company. A number of brokers and banks participate in a program provided through Broadridge Financial Services which enables beneficial holders to grant proxies to vote shares via telephone or the Internet. If your shares are held by a broker or bank that participates in the Broadridge program, you may grant a proxy to vote those shares telephonically by calling the telephone number on the instructions received from your broker or bank, or via the Internet at Broadridge’s website at www.proxyvote.com. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.
What You Are Voting On
At the Annual Meeting, there are two matters scheduled for a vote of the stockholders:
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Election of Directors.   Election of David J. Nicol, Steven G. Singer, Matthew Stecker and Igor Volshteyn as members to the Company’s Board of Directors to serve until the 2023 annual meeting of stockholders or until their successors have been duly elected and qualified;

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Ratification of the Appointment of Independent Registered Public Accounting Firm.   Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2022.

You may either vote “For” the nominee to the Board of Directors or you may “Withhold” your vote for the nominee you specify. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.
Quorum and Required Votes
Only holders of record of shares of Symbolic Logic’s common stock at the close of business on April 18, 2022, the record date, are entitled to vote at the meeting or any postponements or adjournments of the meeting. As of the record date, Symbolic Logic had 12,333,184 shares of common stock outstanding.
The presence at the meeting of a majority of the outstanding shares, in person or by proxy relating to any matter to be acted upon at the meeting, is necessary to constitute a quorum for the meeting. Each outstanding share of common stock is entitled to one vote.
Proxies marked “Abstain” and broker “non-votes” will be treated as shares that are present for purposes of determining the presence of a quorum. An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have the discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares; as a result, the broker or other nominee is unable to vote those uninstructed shares. Abstentions and broker non-votes, while included for quorum purposes, will not be counted as votes “cast” for or against any proposal.

The following table summarizes the votes required for passage of each proposal and the effect of abstentions and uninstructed shares held by brokers. Please note that brokers may not vote your shares on the election of directors or any other non-routine matters if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.
Proposal Number	Description	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Election of Directors	Nominees receiving highest number of votes	Not voted	Not voted
2	Ratification of Independent Registered Public Accounting Firm	Majority of votes cast	Not voted	Discretionary vote — brokers may vote
Recommendation of Board of Directors
Unless you instruct otherwise on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. Specifically, the Board’s recommendations are as follows:
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FOR the election of each of the four nominees for director;

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FOR the ratification of the selection of Marcum LLP as our independent registered public accounting firm to audit the consolidated financial statements of Symbolic Logic for our fiscal year ending December 31, 2022.

The proxy holders will vote as recommended by the Board of Directors with respect to any other matter that properly comes before the annual meeting, including any postponements or adjournments thereof. If the Board of Directors on any such matter gives no recommendation, the proxy holders will vote in their own discretion.
Revocation of Proxies
After you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Symbolic Logic either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the annual meeting in person and request to recast your vote. Attendance at the annual meeting will not, by itself, revoke a previously granted proxy.
Householding
To reduce costs and reduce the environmental impact of our Annual Meeting a single proxy statement and annual report, along with individual proxy cards or individual Notices of Internet Availability, will be delivered in one envelope to certain stockholders having the same last name and address and to individuals with more than one account registered at our transfer agent with the same address. This process, which is commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for Symbolic Logic. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker, or direct your written request to Symbolic Logic, Inc., Mark P. Szynkowski, Secretary, 9800 Pyramid Court, Suite 400, Englewood, Colorado 80112, or contact Mark P. Szynkowski at 303-802-1000.
Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.
We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Procedures and Tabulation of Votes
Our independent election inspector will tabulate votes cast by proxy or in person at the meeting. We will also report the results in a Form 8-K filed with the Securities and Exchange Commission (“SEC”) within four business days of the Annual Meeting.
PROPOSAL 1
ELECTION OF DIRECTORS
Our Board of Directors is currently composed of 4 members, with each member elected annually for a term of one year.
Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) will serve for the remainder of the full term of the director for which the vacancy occurred and until the director’s successor is elected and qualified.
Under the director independence guidelines, the Board of Directors must affirmatively determine a director has no relationship that would interfere with the exercise of independent judgment in carrying out his responsibilities as a director in order to qualify as independent. To facilitate this determination, annually each director completes a questionnaire that provides information about relationships that might affect the determination of independence. Management provides the Governance and Nominating Committee and our Board with relevant facts and circumstances of any relationship bearing on the independence of a director or nominee that is outside the categories permitted under the director independence guidelines.
Based on the review and recommendation by the Governance and Nominating Committee, the Board of Directors analyzed the independence of each director and determined that three of our directors (Messrs. David Nicol, Steven Singer and Igor Volshteyn) are independent under NASDAQ’s current listing standards and that each of them is free of any relationship that would interfere with his individual exercise of independent judgment. Mr. Matthew Stecker, our President and Chief Executive Officer (CEO), is not considered independent.
The Board has nominated Messrs. David Nicol, Steven Singer, Matthew Stecker and Igor Volshteyn for re-election. Proxies cannot be voted for a greater number of persons than the number of nominees named. If elected at the annual meeting, each of the nominees would serve until the 2023 annual meeting of stockholders.
Required Vote and Recommendation of the Board of Directors
Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, “FOR” the election of the nominees named below. The persons nominated for election have agreed to serve if elected, and management has no reason to believe that the nominees will be unable to serve. The Board of Directors expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee designated by our Board.
Set forth below is biographical information for the persons nominated for election as a director at the annual meeting. Ages are as of April 30, 2022.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE.

Nominees for Election for a One-Year Term Expiring at the 2022 Annual Meeting
David J. Nicol
David J. Nicol, 76, became a member of the Board of Directors in March 2004. Since February 2018, Mr. Nicol has served on the board of CCUR Holdings, Inc. (OTCQB: CCUR), where he is a member of the Nominating/Governance Committee and serves as Chair of the Audit Committee and the Compensation Committee. In May 2021 he was appointed to the board of SeaChange International (Nasdaq: SEAC), where he chairs the Audit Committee and serves on the Compensation Committee and the Nomination/Governance Committee. From July 2019 until March 2022, he served on the board of Nanoveu Limited (NVU), listed on the Australian Stock Exchange (ASX). Mr. Nicol also is a board member of a privately-held provider of facilities management SaaS services.
A member of the National Association of Corporate Directors (since 2004) and Financial Executives International (since 2015), he currently serves on the faculty in the Finance Department and as Executive-in-Residence at the Bloch School of Management at UMKC. In prior assignments, Mr. Nicol held senior-level executive positions with both public companies (Verisign, Illuminet, and Sprint/United Telecom), as well as early-stage, private companies: Strongwatch (security/surveillance systems); Solutionary (cybersecurity); Sipera (VOIP security); ITN (network signaling); International Micronet (LAN/WAN systems); and iLAN (LAN systems & consulting). Beyond P&L responsibilities, his leadership roles have included strategic planning, business development, acquisitions, business planning, operations planning, product management, product development/support, financial planning, and fund raising/IR.
With his years of executive experience at Solutionary, Verisign, Illuminet, ITN and Sprint/United Telecom, Mr. Nicol brings to the Board senior-level, functionally broad management ability, with deep experience in TMT, security and IT services, both domestic and international. Complimenting his appointment to the Finance faculty at the UMKC Bloch School, his experience as CFO at Solutionary gives him an in-depth understanding of financial strategy and operations. Mr. Nicol is able to draw upon, among other things, his knowledge of raising capital and investor communications, having served as a member of the roadshow team that took Illuminet public (NASDAQ), as well as having raised significant debt and equity funding for Solutionary and several other early-stage companies. In addition, Mr. Nicol has a Ph.D. in industrial economics/corporate finance and has taught corporate finance at the MBA level at the Weatherhead School of Management of Case Western Reserve University and elsewhere.
Steven G. Singer
Steven Singer, 61, became a member of the Board of Directors in January 2022. Mr. Singer is a principal of and consultant to Remus Holdings, Inc., a closely held investment business, a position he has held since 2016. Since July 2017, Mr. Singer has served as the chairman of the board of CCUR Holdings, Inc. Since August 2021, he has served as a director of SeaChange International, Inc. Since 2019, he has served as a senior executive consultant to Green Precious Metal Recovery, LLC., an environmentally-friendly precious metals recovery firm. From 2000 to 2016, Mr. Singer served as the Chairman and Chief Executive Officer of American Banknote Corporation, a provider of secure financial products and solutions and a public company through 2007. Prior to that, Mr. Singer had been Executive Vice President and Chief Operating Officer of Remus Holdings, Inc. from 1994 to 2000. Mr. Singer has served on numerous public and private company boards on five continents, that cover a broad range of markets, including: financial and identity transactions and documents; data storage and retrieval; complex web hosting and managed services; cable TV; beverages; energy; textiles; plastics; telecom; and pharmaceuticals and other medical devices and products. Mr. Singer holds a Bachelor of Arts degree from the University of Pennsylvania and a Juris Doctor from Harvard Law School.
Over the course of his career, Mr. Singer has completed over 50 acquisitions, divestitures and strategic partnerships spanning five continents, which will make him a highly valuable board member as the Company pursues its business development activities through new acquisitions and strategic relationships. Moreover, his operating experience covers a broad range of markets, including: financial and identity transactions and documents; data storage and retrieval; complex web hosting and managed services; cable TV; beverages;

energy; textiles; plastics; telecom; and pharmaceuticals and other medical devices and products. This wide range of operational knowledge will assist the Company in its evaluation of, and diligence surrounding, such business development activities.
Matthew Stecker
Matthew Stecker, 53, joined our Board of Directors in March 2016, was named Chairman of the Board in August 2016, Executive Chairman in April 2018 and President & CEO on July 16, 2018. He became a full-time employee of the Company in July 2019. He served as a Senior Policy Advisor to the United States Department of Commerce from 2014 to 2017. In that capacity, Mr. Stecker was part of the senior team that launched FirstNet. Mr. Stecker currently serves on the board of Live Microsystems, Inc. (OTC: LMSC). He also serves on the Board of Directors of SeaChange International, Inc. (NASDAQ: SEAC). He previously served on the boards of MRV Communications from April 2013 to June 2016 and HealthWarehouse.com Inc. from December 2010 to August 2013, where he also served on the compensation committee. From January to November 2014, Mr. Stecker served as the Vice President of Mobile Entertainment for RealNetworks (NASDAQ: RNWK). From November 2009 to December 2013, he served as CEO of Live MicroSystems, Inc., and from April 2005 to November 2009 he was a senior executive in both Telecom Operations and Strategy at Cartesian, Inc. (NASDAQ: CRTN). He received his BA in Political Science and Computer Science from Duke University, and his JD from the University of North Carolina at Chapel Hill School of Law.
Mr. Stecker brings to Symbolic Logic over twenty years of experience as a public company executive in the telecommunications and wireless industries, which are highly relevant to the Company’s business and will assist the Company in developing, executing and evaluating business strategies and industry partnerships.
Igor Volshteyn
Igor Volshteyn, 45, became a member of the Board of Directors in January 2022. Mr. Volshteyn currently serves as President and CEO of CCUR Holdings, Inc., having previously served as interim Chief Operating Officer and President, and Senior Vice President of Business Development since 2019. From August 2020 through November 2021, Mr. Volshteyn served as Chief Financial Officer and a director of Spartacus Acquisition Corporation, a Nasdaq listed special purpose acquisition corporation focused on the TMT industry, that completed a business combination with NextNav Inc. (NASDAQ: NN) in October 2021. Mr. Volshteyn began his career as a research analyst and investment banker at Tejas Securities Group, Inc. focusing primarily on technology and telecommunications and has over 20 years of experience in the investment management industry. Mr. Volshteyn served as the Managing Partner and Chief Investment Officer at Echelon Investment Partners LP from May 2016 to December 2018 and as an analyst and portfolio manager at Millennium Management from July 2007 to March 2016. From August 2019 to February 2020, Mr. Volshteyn served on the board of directors for Goodman Networks, Inc. Mr. Volshteyn holds a Bachelor of Business Administration in Finance, with highest honors, from the University of Texas at Austin.
Mr. Volshteyn is well qualified to serve as a director due to his extensive investment management and capital markets experience, as well as his experience as a public company executive.

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES
Board Leadership Structure
Our Board believes it is important to retain flexibility in allocating the responsibilities of the CEO and Chairman of the Board in any way that is in the best interests of our Company based on the circumstances existing at a particular point in time. Accordingly, we do not have a strict policy on whether these roles should be served independently or jointly. Currently, we have an Executive Chairman of the Board with Mr. Stecker serving in that role as well as the CEO role.
We do not have a separate lead independent director.
The Board’s Role in Risk Oversight
Our Board and its committees work closely with management to provide oversight, review, and counsel related to long-term strategy, risks and opportunities, and feedback from shareholders. The Board looks to its committees to provide expertise in their areas of focus. The Company’s Compensation Committee provides information about risks relating to the Company’s compensation plans and arrangements. The Audit Committee assists with oversight of financial risks, and the Nominating and Governance Committee focuses on risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks, the full Board regularly receives information through committee reports and from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, technical and strategic risks.
Meetings and Committees of the Board of Directors
Our business, property and affairs are managed under the direction of our Board of Directors and its committees. Our Board of Directors provides management oversight, helps guide the Company on strategic planning, approves the Company’s operating budgets and meets regularly in executive sessions. Members of our Board are kept informed of our business through discussions with our Chief Executive Officer and other officers and employees, by reviewing materials provided to them, by visiting our offices and by participating in meetings of the Board and its committees.
Our Board holds regularly scheduled quarterly meetings. In addition to the quarterly meetings, typically there is at least one other regularly scheduled meeting and several special meetings each year. At least twice a year, time is set aside for the independent directors to meet without management present. Our Board met formally 7 times in 2021 in addition to conference calls throughout the year. In fiscal year 2021 each director attended at least 75% of all Board meetings held during such director’s tenure on the Board.
The Board has an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Below is a table that provides membership and meeting information for each of the Board committees as of December 31, 2021. In fiscal year 2021 each committee member attended at least 75% of the meetings of each applicable committee.
Name	Audit	Compensation	Nominating & Governance
Mr. David Nicol	X*	X*
Mr. David Oros	X	X	X*
Mr. Julian Singer	X	X	X
Mr. Matthew Stecker
Total meetings in fiscal year 2021	4	**	**

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Denotes Committee Chair as of December 31, 2021.

**
The Committee members met informally several times during the year, following which they acted formally through unanimous consent resolutions.

Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities.
Audit Committee
The Audit Committee assists the Board in its oversight of the integrity of the Company’s accounting, auditing, and reporting practices. The Audit Committee meets with our independent registered public accounting firm at least annually to review the results of the annual audit and discuss the financial statements. The Committee also meets with our independent registered public accounting firm quarterly to discuss the results of the accountants’ quarterly reviews as well as quarterly results and quarterly earnings releases; recommends to the Board the registered public accounting firm to be retained; and receives and considers the accountants’ comments as to internal controls and procedures in connection with audit and financial controls. The Audit Committee reviews all financial reports prior to filing with the Securities and Exchange Commission, or SEC, and reviews all financial press releases prior to release. The specific responsibilities in carrying out the Audit Committee’s oversight role are set forth in the Audit Committee’s Charter, a copy of which is posted on the Company’s website, www.symbl.com, under “IR.”
The Audit Committee currently consists of Messrs. David Nicol (chair), Steven Singer and Igor Volshteyn. The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended, or the Exchange Act). In addition, the Board has determined that Mr. Nicol is an “audit committee financial expert” as defined by the rules of the SEC. The Board made a qualitative assessment of Mr. Nicol’s level of knowledge and experience based on a number of factors, including his formal education, prior experience, business acumen and independence.
Report of the Audit Committee*
The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2021 with our management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
David J. Nicol, Chairman
Steven Singer
Igor Volshteyn
* The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee
The primary responsibilities of the Compensation Committee are to review and recommend to the Board the compensation of our executive officers, to review and recommend an incentive compensation plan, approve grants of stock awards to employees and consultants under our stock incentive plan and otherwise determine compensation levels and perform such other functions regarding compensation as the Board may delegate. The Compensation Committee currently consists of Messrs. David Nicol (chair), Steven Singer and Igor Volshteyn. Our Board has determined that each of the members of our Compensation

Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, and satisfies the Nasdaq independence requirements.
The Compensation Committee meets outside the presence of all of our executive officers to consider appropriate compensation for our chief executive officer, or CEO. The Compensation Committee annually analyzes our CEO’s performance and determines his base salary and incentive compensation and stock awards, based on its assessment of his performance and other considerations described in the Compensation Discussion and Analysis. For the other executive officer, the Compensation Committee meets separately with our CEO. Our CEO annually reviews our other executive officer’s performance with the Compensation Committee and makes recommendations to the Compensation Committee with respect to the appropriate base salary, payments to be made under our incentive compensation plan and equity incentive awards for the other executive officer. Based in part on these recommendations from our CEO and other considerations described on page 12 under Executive Compensation, the Compensation Committee approves the annual compensation package of our other executive officer.
The specific responsibilities and functions of the Compensation Committee are discussed in the Compensation Committee Charter, which is posted on our website, www.symbl.com, under “IR.”
Nominating and Governance Committee
The primary responsibilities of the Nominating and Governance Committee are to monitor corporate governance matters, to determine the slate of director nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring on the Board of Directors, and to assist the Board with assessing the independence of the members of our Board of Directors.
Criteria and Diversity
In filling vacancies that occur on the Board, and nominating candidates for election, the Nominating and Governance Committee takes into account certain minimum qualifications and qualities that the Nominating and Governance Committee believes are necessary for one or more of the Company’s directors to possess. These qualifications and qualities are as follows:
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Experience with businesses and other organizations comparable to the Company. For example, experience in the telecommunications industry, doing business internationally and/or experience in a software development company is desirable;

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Experience in reviewing, and the ability to understand, financial statements;

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Experience in investor relations and the operational and corporate governance aspects of running a public company;

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Experience working with or overseeing management and establishing effective compensation strategies to align management with Company objectives and stockholder financial returns;

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The candidate’s independence from conflict or direct economic relationship with the Company;

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The candidate’s contacts within the telecommunications industry, and/or within the finance and investment banking industry;

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Experience with mergers and acquisitions;

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The ability of the candidate to attend Board and committee meetings regularly (either in person or by telephone) and devote an appropriate amount of effort in preparation for those meetings; and

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A reputation, strength of character and business judgment befitting a director of a publicly held company.

Candidates for the Board should have some, but not necessarily all, of the above-described criteria. Although the Company has no formal policy regarding diversity, the Committee seeks diversity in the broadest sense, with the goal of having a Board composed of a broad diversity of experience, professions, skills, geographic representation, backgrounds and culture. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The

Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests using its diversity of experience and sound business judgment. Nominees or potential nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.
The process used by the Nominating and Governance Committee for identifying and evaluating nominees for directors is as follows:
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Nomination of an existing Board member whose term is expiring.   Each year prior to preparation of the proxy statement for the annual meeting, the Nominating and Governance Committee meets to determine whether current Board members desire to remain on the Board and, if so, whether each individual should be recommended for nomination. The Committee evaluates whether each individual continues to meet the then current qualifications and qualities established by the Committee for Board membership, as well as the contributions made by the individual during his or her tenure on the Board. The Committee, among other things, takes into consideration the individual’s attendance at Board and committee meetings and his or her participation in, and preparation for, such meetings. In the event the Committee determines that it is in the Company’s best interest to nominate an existing Board member for re-election, the Committee will adopt a formal recommendation for consideration and adoption by the full Board of Directors, which, if adopted by the Board of Directors, will be contained in the proxy statement.

•
Consideration of candidates proposed by stockholders.   The Nominating and Governance Committee will consider candidates for the Board proposed by stockholders. Stockholders wishing to nominate a candidate for consideration by the Committee may do so by writing to the Company’s Secretary and providing the candidate’s name, biographical data and qualifications. The Committee will consider the candidate for nomination in the same manner as described below, “Consideration of new candidates for the Board.” A stockholder proposal for inclusion in the proxy statement (and received in accordance with the procedures described in our Bylaws and our previous year’s proxy statement) will be included in the proxy statement in accordance with SEC regulations.

•
Consideration of new candidates for the Board.   The Nominating and Governance Committee will consider new candidates for the Board to fill vacancies that occur on the Board or to expand the size of the Board. Recommendations for candidates may be submitted to the Committee through the Company’s Secretary. The Secretary will forward names and qualifications of proposed candidates to the Committee members. The Committee will review the materials to determine whether the candidate appears to meet the qualifications and qualities established by the Committee for Board membership. If the candidate appears to be qualified, the Committee will conduct an interview of the candidate and the candidate may be asked to interview with management as well as other members of the Board. The Committee may recommend a candidate for membership on the Board, subject to final approval of a majority of the Board of Directors, and the results of a background investigation and reference check of the candidate.

The specific responsibilities and functions of the Nominating and Governance Committee are set forth in the Nominating Committee Charter. The Committee’s charter is posted on our website, www.symbl.com, under “IR.”
The current members of the Nominating and Governance Committee are Messrs. Steven Singer (chair) and Igor Volshteyn. Both members of the Nominating and Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards).
Investment Committee
The primary responsibility of the Investment Committee is to evaluate options to maximize the value of the Company’s assets, which will consist primarily of cash and cash equivalents. The board of directors has authorized the Investment Committee to retain such counsel, experts, consultants or other professionals as the Investment Committee shall deem appropriate from time to time to aid the Investment Committee in the performance of its duties. The Investment Committee currently consists of Messrs. Igor Volshteyn (chair), David Nicol, Steven Singer and Matthew Stecker. The Investment Committee did not meet in 2021.

Involvement in Certain Legal Proceedings
Our directors and executive officers have not been involved in any of the following events during the past ten years:
1.
any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.
any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.
being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.
being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.
being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

DIRECTOR COMPENSATION
The 2021 compensation plan for non-employee members of the Board of Directors and the committees of the Board is described in the table below.
	Annual retainer (payable in quarterly increments)	Additional annual cash compensation for non-employee Chairperson
Board of Directors	$20,000	$
Audit Committee	$0		$5,000
Compensation Committee	$0		$5,000
Upon joining our Board of Directors, each non-employee director receives an award of 15,000 shares of our common stock. This initial award may be granted in installments. Annual equity awards to Directors are discretionary at the determination of the Compensation Committee.
We do not provide any deferred compensation, health or other personal benefits to our directors. We reimburse each director for reasonable out-of-pocket expenses incurred to attend Board and Committee meetings. We encourage, but do not require, our Board members to own stock in the Company.
2021 Director Compensation Table
The table below summarizes the compensation earned by non-employee directors for the fiscal year ended December 31, 2021.
(a) Name(1)	(b) Fees Paid in Cash ($)	(c) Option Awards ($)(2)	(d) Total ($)
David J. Nicol	$30,000	$0	$30,000
David S. Oros	$20,000	$0	$20,000
Julian D. Singer	$20,000	$0	$20,000

(1)
See the Summary Compensation Table on page 15 for information on compensation earned by Mr. Stecker during fiscal year 2021.

(2)
No stock options were granted to the non-employee directors in 2021. As of December 31, 2021, each director, other than Mr. Stecker, held outstanding options to purchase the following number of shares: Mr. David Nicol: 23,200; Mr. David Oros: 16,175; and Mr. Julian Singer: 15,000. See the Outstanding Equity Awards at December 31, 2021 on page 19 for information on stock options held by Mr. Matthew Stecker.

Information Regarding Stockholder Communication with the Board of Directors; Attendance of Board Members at the Annual Meeting
Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, at the following address: Corporate Secretary, Symbolic Logic, Inc., 9800 Pyramid Court, Suite 400, Englewood, CO 80112, Attn: Board of Directors. Our Secretary will process communications before forwarding them to the addressee. Directors generally will not be forwarded stockholder communications that are primarily commercial in nature, relate to improper or irrelevant topics, or request general information about the Company.
We encourage, but do not require, Board members to attend our Annual Meeting of Stockholders. One member of the Board participated in the 2021 Annual Stockholders’ Meeting.
Statement on Corporate Governance
We regularly monitor developments in the area of corporate governance by reviewing federal laws affecting corporate governance, as well as rules adopted by the SEC and NASDAQ. In response to those developments, we review our processes and procedures and implement corporate governance practices which we believe are in the best interests of the Company and its stockholders. Among other things, we have established a Disclosure Committee, comprised of executives and senior managers who are actively involved in the disclosure process, to specify, coordinate and oversee the review procedures that we use each quarter, including at fiscal year-end, to prepare our periodic SEC reports.
The Board has approved a set of corporate governance guidelines to promote the functioning of the Board and its Committees and to set forth a common set of expectations as to how the Board should perform its functions. Our Corporate Governance Guidelines are posted on the Company’s website, www.symbl.com, under “IR.” On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire which requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, has a direct or indirect material interest.
The Board has also approved a Code of Business Conduct and a Code of Ethics for Finance Employees (collectively, the “Codes”), posted on our website, www.symbl.com, under “IR.” We require all employees and directors to adhere to the Code of Business Conduct in discharging their Company-related activities and our finance employees to also comply with the Code of Ethics for Finance Employees. Employees and directors are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Codes. We intend to disclose on our website, or on a Current Report on Form 8-K, any amendments to or waivers of the Codes applicable to those of our senior officers to whom the Codes apply within four business days following the date of such amendment or waiver. Our Audit Committee has established a confidential hotline and procedures to receive, retain and treat complaints we receive regarding ethics, accounting and internal accounting controls of auditing matters, and to allow for the confidential, anonymous submission by our employees of concerns regarding ethics, accounting or auditing matters.
Policies and Procedures for Approval of Related Person Transactions
We may encounter business arrangements or transactions with businesses and other organizations in which one of our directors or executive officers, significant stockholders or their immediate families may also be a director, executive officer or investor or have some other direct or indirect material interest. We refer to these transactions as related person transactions. Related person transactions have the potential to create actual or perceived conflicts of interest between Symbolic Logic and its directors and officers or their immediate family members.
In March 2007, the Board formally adopted a policy with respect to related person transactions to document procedures pursuant to which such transactions are reviewed, approved or ratified. The policy applies to any transaction in which (1) the Company is a participant, (2) any related person has a direct or indirect material interest and (3) the amount involved exceeds $120,000, but excludes any transaction that does not require disclosure under Item 404(a) of Regulation S-K. The Audit Committee is responsible for reviewing, approving and/or ratifying any related person transaction. The Audit Committee intends to approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders. Transactions with related persons below the threshold level are reviewed and approved by the Compensation Committee.
PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors has selected Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.
Representatives of Marcum LLP, the Company’s auditors for the fiscal year ending December 31, 2022, are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders present at the meeting.
Stockholder ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the selection of Marcum LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
Required Vote and Recommendation of Board of Directors
The ratification of Marcum LLP as Symbolic Logic’s independent registered public accounting firm is a routine matter for brokers that hold their clients’ shares in “street name.” The affirmative vote of a majority of the shares of our common stock, present or represented and voting at the annual meeting, will be required to ratify the appointment of Marcum LLP as our independent registered public accounting firm. Abstentions will have no effect on the outcome of the vote with respect to this proposal. Because this is a routine proposal on which a broker or other nominee is generally empowered to vote, no broker non-votes will likely result from this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2,
RATIFICATION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

Fees Billed by Independent Registered Public Accounting Firm
The following table sets forth information regarding fees for services rendered by Marcum LLP related to the fiscal years ended December 31, 2021 and 2020:
Types of Fees	Fees for 2021	Fees for 2020
Audit Fees(1)	$214,240	$178,030
Audit Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Fees	$214,240	$178,030

(1)
Audit Fees were for professional services for the audit of the consolidated financial statements and other fees for services that only our independent registered public accounting firm can perform, such as the review of our interim consolidated financial statements included in our Form 10-Q and 10-Q/A filings, consents and assistance with and review of documents filed with the SEC.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
The Audit Committee has established a process for review and approval of fees and services of the independent registered public accounting firm. Requests to the Audit Committee for approval of fees and services for the independent registered public accounting firm are made in writing or via e-mail by our Senior Vice President of Finance. The request must be specific as to the particular services to be provided but may be either for specific services or a type of service for predictable or recurring services. The Chairman of the Audit Committee reviews the request and provides a response, in writing or via e-mail, to our Senior Vice President of Finance and approved requests are subsequently ratified by the Committee as a whole. All of the services provided by the independent registered public accounting firm in 2021 and 2020 were pre-approved by the Audit Committee.
The Audit Committee engaged Marcum LLP to perform an annual audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2022. Our Audit Committee entered into an engagement agreement with Marcum LLP which sets forth the terms by which Marcum LLP performed audit services for the Company.
MANAGEMENT
As of April 29, 2022, the Company’s named executive officers are as follows:
Name	Age	Position
Matthew Stecker	53	Chief Executive Officer and President
Mark P. Szynkowski	54	Senior Vice President of Finance and Secretary
Matthew Stecker.   For biographical information on Mr. Stecker, please see Proposal No. 1, “Election of Directors.”
Mark P. Szynkowski, 54, joined the Company as Senior Vice President of Finance on December 4, 2017. He brings with him over twenty years of finance and accounting experience, an extensive background in mergers and acquisitions, budgeting and forecasting, and a broad knowledge of the software technology industry. Previously, from December 2014 to November 2017 he served as Chief Financial Officer of 6D Global Technologies, Inc., a Digital Marketing technology company where he was responsible for overseeing financial operations including SEC filings, SOX compliance and reporting. Earlier in his career, Mr. Szynkowski served in a variety of financial positions with Epiq Systems, a global technology, Software as a Service and professional services provider to the legal industry. Over nearly 10 years at Epiq, Mr. Szynkowski held senior positions including Vice President of Finance, Electronic Discovery Segment; Corporate Controller; and Subsidiary Controller. Prior to that, he served as Controller for Tradeware Global LLC,

Vice President of Finance and Operations for Integro Staffing Services and was a Senior Auditor with Ernst & Young. Mr. Szynkowski has a B.A. in Accounting from Alfred University and was a member of the American Institute of Certified Public Accountants (AICPA) and the National Accounting Association.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Executive Compensation Objectives and Practices
We designed our executive officer compensation program to attract, motivate and retain key executives who drive our success. We strive to have pay reflect our performance and align with the interests of long-term stockholders, which we achieve with compensation that:
•
Provides executives with competitive compensation that maintains a balance between cash and stock compensation, encouraging our executive officers to act as owners with an equity stake in our company;

•
Ties a significant portion of total compensation to achievement of the Company’s business goals such as quarterly and annual revenue, and Adjusted EBITDA targets;

•
Enhances retention by having equity compensation subject to multi-year vesting; and

•
Does not encourage unnecessary and excessive risk taking.

The Compensation Committee evaluates both performance and compensation to ensure the Company maintains its ability to attract and retain superior employees in key positions and compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of other software companies our size.
Elements of Executive Compensation
Our compensation for senior executive officers generally consists of the following elements: base salary; performance-based incentive compensation determined primarily by reference to objective financial operating criteria; long-term equity compensation in the form of stock options and restricted stock; and employee benefits that are generally available to all our employees.
Base Salary
The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. It is our policy to set base salary levels taking into account a number of factors, such as annual revenue, the nature of the software business, the structure of other companies’ compensation programs and the availability of compensation information. When setting base salary levels, in a manner consistent with the objectives outlined above, the Compensation Committee considers our performance, the individual’s breadth of knowledge and performance and levels of responsibility. In determining salaries for 2021, the Compensation Committee did not engage compensation consultants. We received 96% say-on-pay vote support at our 2021 Annual Meeting. Our Compensation Committee believes the vote indicates support for our program. We hold our say-on-pay vote every two years.
Mr. Stecker’s annual base salary for 2021 was $300,000. Mr. Szynkowski’s annual base salary in 2021 was $195,000.
Quarterly and Annual Performance-Based Incentive Compensation
Our performance-based incentive compensation program is designed to compensate executives when financial performance goals are achieved. Executives have the opportunity to earn annual cash compensation equal to a percentage of their base salary.
Each year the Compensation Committee determines the appropriate performance measurement criteria that it believes best aligns executive compensation with the Company’s business goals for the year.

For fiscal 2021, the Compensation Committee determined that 50% of incentive compensation would be tied to revenue, and 50% would be tied to profitability, using annual earnings targets before interest, taxes, depreciation, amortization, impairment, stock compensation and gain/loss on foreign exchange transactions — what we refer to as “Adjusted EBITDA.”
As per the amended agreement in 2020 with our CEO, on an annual basis, the potential incentive compensation percentages were maximum 60% of the executive’s base salary (for our CEO) with a minimum bonus of 15% if a performance measurement attainment is 100%, subject to a minimum attainment in each of at least 95%. The maximum amount of 40% remained for our Sr. Vice President of Finance (as specifically noted in the “Grants of Plan-Based Awards” table on page 19).
In general, we set targeted levels of performance at the threshold range that require above average performance in order to qualify for payouts. Payouts above the target range are set at levels that are much more difficult to achieve. See footnote (3) to our “Summary Compensation Table” for additional information regarding percentage of target levels achieved for 2021 and 2020.
The Compensation Committee’s policy with respect to the adjustment or recovery of compensation in the event of a material change in our financial statements requiring an accounting restatement is to retain discretion over all pay elements and reserve the right to reduce or forego future compensation based on any required restatement or adjustment. The Compensation Committee intends to review its policies with respect to such adjustment or recovery of compensation on an ongoing basis as part of its annual review.
Long-Term Incentive Compensation — Equity Compensation
Our executive officers are eligible for stock awards. We believe that stock awards give executives a significant, long-term interest in our success, help retain key executives in a competitive market, and align executive interests with stockholder interests and long-term performance of the Company. We have granted options as well as restricted stock under our 2016 Amended Stock Incentive Plan and predecessor plans. Stock awards also provide each individual with an added incentive to manage the Company from the perspective of an owner with an equity stake in the business. Moreover, the long-term vesting schedule (which is generally four years for employees and one year for non-employee directors, although this may vary at the discretion of the Compensation Committee) encourages a long-term commitment to the Company by our executive officers and other participants. Each year the Compensation Committee reviews the number of shares owned by, or subject to options held by, each executive officer, and additional awards are considered based upon the executive’s past performance, as well as anticipated future performance, of the executive officer. The Compensation Committee continues to believe that equity compensation should be an important element of the Company’s compensation package.
Typically, we have awarded stock options to executives upon joining the Company and thereafter grants may be at the discretion of the Compensation Committee. Sometimes we grant options upon the occurrence of an event, such as a promotion or an acquisition. Generally, options are priced at the closing price of the Company’s common stock on the date of each grant, or, in the case of new employees, such later date as the employee joins the Company. We also have granted restricted stock to members of the Board of Directors, executive officers, and a limited number of non-executive officers from time to time.
We do not have a formal written policy relating to the timing of equity awards. We encourage, but we do not require, our executive officers to own stock in the Company.
Retirement and Other Benefits
All employees in the United States who are at least twenty-one years of age and who have worked for the Company for a period of 30 days are eligible to participate in our 401(k) plan.
Life Insurance and Disability Insurance
Our executive officers have the same life insurance and disability benefits as our U.S.-based employees, namely, a benefit at the rate of 66 2∕3% of an employee’s base pay, with a monthly benefit cap of $5,667.

Perquisites and Other Personal Benefits
We do not provide additional perquisites and other personal benefits to our executive officers.
Indemnification Agreements
We have entered into an indemnification agreement with each of our named executive officers and members of our Board of Directors. Information regarding those agreements is provided under the heading “Certain Relationships and Related Transactions” on page 26.
Employment and Severance Agreements
Our named executive officers are employed “at-will,” although they have severance provisions in their employment agreement providing for payments to each of them upon termination of employment, subject to certain limitations. Information regarding potential payments and benefits under Mr. Stecker’s and Mr. Szynkowski’s employment agreements is provided under the heading “Potential Payments Upon Termination or Change of Control” on page 21.
Change of Control Arrangements
The compensation agreements we have entered into with Mr. Stecker and Mr. Szynkowski contain change of control benefits. In our experience, change of control benefits for executive officers are common among our peer group, and our Board of Directors and Compensation Committee believe that providing this arrangement will protect stockholders’ interests in the event of a change of control by enabling the executive to consider corporate transactions that are in the best interests of the stockholders and other constituents of the Company without undue concern over whether the transaction may jeopardize the executive’s own employment. Information regarding potential payments and benefits under Mr. Stecker’s and Mr. Szynkowski’s arrangements is provided under the heading “Potential Payments Upon Termination or Change of Control” on page 21.
Compensation of Chief Executive Officer
On July 17, 2019, Mr. Stecker entered into an employment agreement to be Chief Executive Officer and the agreement was amended in May of 2020. His annual base salary is $300,000 and his potential incentive compensation percentages were maximum percentage between 0% and 60% of the executive’s base salary with a minimum bonus of 15% if a performance measurement attainment is 100%, subject to a minimum attainment in each of at least 95%, based upon achievement of annual incentive compensation targets established by the Board. Mr. Stecker is also entitled to receive a bonus of one percent (1%) of the total value of the purchase price paid in a sale of the Company’s assets or equity that is qualified for the Company’s Business Unit Sale Incentive Plan by the Board of Directors.
COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.
THE COMPENSATION COMMITTEE
David J. Nicol, Chairman
Steven G. Singer
Igor Volshteyn

COMPENSATION RISK ASSESSMENT
The Compensation Committee has discussed the concept of risk as it relates to our compensation programs and the Committee does not believe our compensation programs encourage excessive or inappropriate risk taking. We structure our pay to consist of fixed and variable compensation and the variable portions (cash and equity) are designed to reward both short- and long-term corporate performance. Our employees are encouraged to take a balanced approach that focuses on revenue, profitability and our new products, and our targets are applicable to our executives and employees alike, thus encouraging consistent behavior across the organization.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Messrs. David Nicol, David Oros and Julian Singer served as members of the Compensation Committee of the Board of Directors during fiscal 2021. None of the members of the Compensation Committee were, at any time during fiscal 2021, nor at any other time, officers or employees of the Company. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.
2021 SUMMARY COMPENSATION TABLE
The table below summarizes the total compensation paid to or earned by each of the named executive officers for the fiscal years ended December 31, 2021 and December 31, 2020.
(a) Name and Principal Position	(b) Year	(c) Salary ($)	(d) Stock Awards ($)(1)	(e) Option Awards ($)(2)	(f) Non-Equity Incentive Plan Compensation ($)(3)	(g) All Other Compensation ($)(4)		(h) Total ($)
Matthew Stecker Chief Executive Officer	2021	$300,000	$—	$—	$60,000		$400,000	$760,000
	2020	$300,000	$—	$—	$45,000	$		$345,000
Mark P. Szynkowski Sr. Vice President of Finance and Secretary	2021	$195,000	$—	$—	$17,000		$75,000	$287,000
	2020	$185,000	$—	$—	$15,000		$—	$200,000

(1)
The amounts in column (d) reflect the grant date fair value of restricted stock awards granted under the Company’s Amended 2016 Stock Incentive Plan during the fiscal year noted, computed in accordance with FASB ASC Topic 718. For further information on these awards, see Note 7, “Stock-Based Compensation,” of our consolidated financial statements included in Form 10-K for the year ended December 31, 2021, filed with the SEC on April 11, 2022.

(2)
The amounts in column (e) reflect the grant date fair value of stock options granted in the associated fiscal year pursuant to the Company’s Amended 2016 Stock Incentive Plan, computed in accordance with FASB ASC Topic 718. For further information on these awards, see the Grants of Plan-Based Awards table on page 19 of this proxy statement and Note 7, “Stock-Based Compensation,” of our consolidated financial statements included in Form 10-K for the year ended December 31, 2021, filed with the SEC on April 11, 2022.

(3)
The amounts shown in column (f) represent incentive compensation earned for 2021 and 2020, some of which was paid in the subsequent calendar year. In 2021 the Company attained a performance metric, therefore making the CEO eligible for 20% of base salary equal to $60,000 paid as incentive compensation. The Principal Accounting Officer was paid $17,000 based on performance metric attainment. Payments related to 2021 were paid in the calendar year. In 2020 the Company attained a performance metric, therefore making the CEO eligible for the minimum 15% of base salary equal to $45,000 paid as incentive compensation. The Principal Accounting Officer was paid $15,000 based on performance metric attainment. Payments related to 2020 were paid in the subsequent calendar year.

(4)
Column (g) reflects amounts paid for each named executive officer as approved by our board of directors, who authorized certain bonuses be paid to the executive officers with the closing of the sale and transfer of substantially all of the direct and indirect operating subsidiaries of Evolving Systems and all of its assets. Mr. Stecker is entitled to receive a bonus of one percent (1%) of the total value of the purchase price paid of $40.0 million in a sale that is qualified for the Company’s Business Unit Sale Incentive Plan by the Board of Directors. Mr. Szynkowski is entitled to receive a bonus not to exceed seventy-five thousand dollars ($75,000).
Named Executive Officer and former Named Executive Officers	Year	Retirement Plan Matching Contributions	Unused Paid Time Off	Other Payments
Matthew Stecker	2021	$8,700	$—	$—
	2020	$10,350	$—	$—
Mark P. Szynkowski	2021	$6,810	$—	$—
	2020	$5,850	$—	$—
2021 GRANTS OF PLAN-BASED AWARDS
	Estimated future payouts under non-equity incentive plan awards				(f) All other stock awards; Number of shares of stock (#)	(g) All other option awards: number of securities underlying options (#)	(h) Exercise price of option awards ($/share)	(i) Grant date fair value of stock and option awards ($)(2)
(a) Name	(b) Grant Date	(c) Threshold ($)	(d) Target ($)(1)	(e) Maximum ($)
Matthew Stecker(3)		—	$180,000	$300,000	—	—	—	—
Mark P. Szynkowski(4)		—	$78,000	$156,000	—	—	—	—

(1)
Columns (c), (d) and (e) reflect the amounts that could have been earned by the named executive officers had we achieved all of our 2021 performance objectives established by the Compensation Committee (see “Compensation Agreements” discussion on page 20). Only one objective was met and a payment of 20 percent of salary was awarded.

(2)
The amounts in column (i) reflect the grant date fair value of restricted stock awards and stock options granted under the Company’s Amended 2016 Stock Incentive Plan during fiscal year 2021, computed in accordance with FASB ASC Topic 718. For further information on awards, see Note 7, “Stock-Based Compensation,” of our consolidated financial statements included in Form 10-K for the year ended December 31, 2021, filed with the SEC on April 11, 2022.

(3)
Mr. Stecker’s 2021 compensation plan provided for target incentive pay up to 60% of his base salary.

(4)
Mr. Szynkowski’s 2021 compensation plan provided for target incentive pay up to 40% of his base salary.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2021
	Option Awards(1)				Stock Awards
(a) Name	(b) Number of Securities Underlying Unexercised Options (#) Exercisable	(c) Number of Securities Underlying Unexercised Options (#) Unexercisable	(d) Option Exercise Price ($/share)	(e) Option Expiration Date	(f) Number of shares of stock that have not vested (#)(2)	(g) Market value of shares of stock that have not vested ($)(3)
Matthew Stecker	15,000	0	$5.80	3/16/2026	0	$0
Mark P. Szynkowski	50,000	0	$4.60	12/03/2027	0	$0

(1)
Options were granted ten years prior to the option expiration date. Options generally vest at a rate of 25% per year over the first four years of the ten-year option term and will be fully vested four years after the date of grant. Mr. Stecker’s options granted to him as a non-employee director prior to July 16, 2018, vested over a one-year period.
(2)
One-quarter of the restricted stock will vest on the first anniversary date of the grant of the award, and the remaining three-quarters will vest over the remaining three years.

(3)
Market value was calculated by multiplying the number of shares shown in the table by $2.24, which was the closing price per share on December 31, 2021, the last day of our fiscal year.

2021 OPTION EXERCISES AND STOCK VESTED
The table below reflects vesting of restricted stock awards during fiscal year 2021. No options were exercised in 2021.
	Stock Awards(1)
Name	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Matthew Stecker	6,000	$15,660
Mark P. Szynkowski	1,875	$4,577

(1)
Represents the aggregate dollar amount realized by the named executive officer upon vesting of restricted stock, computed by multiplying the number of shares of stock by the market value of the underlying shares on the vesting dates.

PENSION BENEFITS
The Company does not maintain any defined benefit retirement plans. In the United States, the Company maintains a 401(k) plan.
During 2020 and 2021, the Company maintained a defined contribution pension benefit plan in the United Kingdom. During 2020 and 2021, in accordance with Indian law, the Company provided certain defined benefit plans covering substantially all of its Indian employees. The gratuity plan provided a lump-sum payment to vested employees upon retirement or termination of employment in an amount based on each employee’s salary and duration of employment with the Company. The leave encashment plan required the Company to pay employees leaving the Company a specific formula taking into account earned leaves up to a certain maximum and the employee’s most recent salary. These plans remained with the operating subsidiaries sold on December 31, 2021.
COMPENSATION AGREEMENTS
General Overview
Our compensation arrangements with our executive officers provide for base salary and incentive compensation. In 2021, potential incentive compensation of our named executive officers was up to 60% of the executive’s base salary and was payable if we attained targets established by our Compensation Committee for annual revenue and Adjusted EBITDA. See the “Grants of Plan-Based Awards Table” on page 19 for more information about the “stretch” amounts, as well as the “Executive Compensation, Quarterly and Annual Performance-Based Incentive Compensation” section on page 15 for percentages achieved in 2021 and 2020.
The Company has entered into employment agreements with our named executive officers. The agreements generally provide that in the event the Company terminates the executive’s employment, other than for cause, death or disability, the executive will be paid severance pay. The amount of severance is described below under the heading “Potential Payments Upon Termination or Change of Control.” In exchange for severance, each named executive is required to execute a full release of all employment claims with the Company and agree to not compete with us and to not solicit our employees for the period of time during which severance is paid. The employment agreement does not change the “at will” nature of Mr. Stecker’s or Mr. Szynkowski’s employment with the Company. Either the Company or the executive may terminate his employment at any time.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
The tables below reflect the potential amount of compensation for each of the named executive officers in the event of termination of such executive’s employment. The amount of compensation payable to each named executive officer upon voluntary termination, involuntary not-for-cause termination, retirement, disability or death, and termination following a change of control of the executive is shown below. The amounts shown assume that such termination was effective as of December 31, 2021 and thus include amounts earned through such time and are estimates of the amounts which would be paid to the executives upon their termination. The actual payments to Mr. Stecker or Mr. Szynkowski may be more or less than the amounts described below. In addition, the Company may enter into new arrangements or modify these arrangements from time to time.
Payments Made Upon Termination
Regardless of the manner in which a named executive officer’s employment terminates, and irrespective of whether the executive has entered into an employment agreement, the executive is entitled to receive amounts earned during his term of employment. Such amounts include:
•
non-equity incentive compensation earned through the date of separation. Quarterly and annual incentive compensation payments are pro-rated to the date of separation;

•
vested stock options, which must be exercised within six (6) months of the date of separation, except in the case of disability (12 months), death (18 months) or, in the case of a change of control of the Company (see discussion below);

•
stock vested on the date of separation pursuant to restricted stock awards; and

•
salary and unused paid time off through the date of separation.

Involuntary Not-for-Cause Termination
Mr. Stecker’s employment agreement provides that if his employment is terminated for reasons other than cause, or he resigns for “Good Reason,” he will receive severance pay equal to 12 months of base pay and 100% of his target incentive compensation. The Company will also pay Mr. Stecker a proportionate amount of his health and dental insurance premiums, based upon the same proportion the Company paid at the time his employment was terminated, for a period of 12 months or until he obtains substitute insurance. Severance and insurance premium payments will be made in equal installments over the 12-month period, based upon the Company’s normal payroll practices.
Mr. Szynkowski’s employment agreement provides that if his employment is terminated for reasons other than cause, or he resigns for “Good Reason,” he will receive severance pay equal to six months of base pay.
“Good Reason” is defined in the employment agreement, but generally is a material diminution in title, status, authority, duties or responsibilities; a requirement to relocate more than an agreed number of miles away from the Company’s current location or such executive principal office; a reduction in compensation of 5% or more; or a failure by the Company to pay compensation when due.
Voluntary Termination or Retirement
Except for amounts described under “Payments Made Upon Termination,” the Company does not have an agreement or practice to pay a named executive officer on voluntary termination or retirement.
Disability or Death
In the event of the disability or death of the executive, the executive will receive benefits under the Company’s disability benefits or payments under the Company’s life insurance benefits, as applicable.
Change of Control
Upon a “Change of Control” and a “Qualified Termination” (described below) Mr. Stecker will receive the following severance benefits:

•
an amount equal to 18 months of his base salary, payable in equal increments over an equal period (the “Severance Period”) (or such shorter period as required for compliance with Section 409A of the U.S. Internal Revenue Code), in the Company’s normal payroll cycles;

•
an amount equal to 150% of his target incentive compensation, assuming achievement at 100% of the performance goals, payable in equal installments over his Severance Period;

•
continuation of benefits under the Company’s health insurance plan as provided by law, with the Company continuing its contributions to the premiums during the executive’s Severance Period;

•
tax advice services in an amount not to exceed $7,500; and

•
all stock options and restricted stock held by the executive will automatically vest and become exercisable.

Upon a “Change or Control” and a “Qualified Termination” (described below), Mr. Szynkowski will receive the following severance benefits:
•
an amount equal to 12 months of his base salary, payable in equal increments over an equal period (the “Severance Period”) (or such shorter period as required for compliance with Section 409A of the U.S. Internal Revenue Code), in the Company’s normal payroll cycles;

•
an amount equal to his target incentive compensation, assuming achievement at 100% of the performance goals, payable in equal installments over his Severance Period;

•
continuation of benefits under the Company’s health insurance plan as provided by law, with the Company continuing its contributions to the premiums during the executive’s Severance Period;

•
tax advice services in an amount not to exceed $2,500; and

•
all stock options and restricted stock held by the executive will automatically vest and become exercisable.

A Qualified Termination will occur upon any of the following:
•
termination of the executive’s employment by us, without cause, within 180 days before or 365 days after a “Change of Control”; or

•
resignation by the executive for “Good Reason” during the same period.

None of the executives will receive severance payments solely upon the occurrence of a “Change of Control,” except that 50% of each executive’s outstanding equity awards (options and restricted stock) will automatically vest upon a “Change of Control” even if his employment is not terminated.
For this purpose, a “Change of Control” will occur upon:
•
the date any person or group acquires ownership of stock of the Company that, together with stock held by the person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, the liquidation or dissolution of the Company or the sale of all of substantially all (greater than 75%) of the fair market value of the assets of the Company;

•
the acquisition by any person, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company’s common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or any one person, or more than one person acting as a group, acquires or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons, ownership of stock of the Company possessing 50% or more of the total voting power of the Company’s stock; or

•
the date the individuals who constituted a majority of the Board as of the date of execution of the employment agreement (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board provided that any individual who becomes a member of the Board following such date who was approved by a majority of the Incumbent Board shall be considered a member of the Incumbent Board.

In exchange for severance payments and benefits, Mr. Stecker and Mr. Szynkowski will each be required, respectively, to execute a full release of employment claims with the Company and agree not to compete with us and not to solicit our employees during the applicable Severance Period.
Matthew Stecker
The following table shows the potential payments upon termination or a change of control of the Company for Matthew Stecker, our CEO.
Executive Benefits and Payments Upon Separation	Involuntary Not-for-Cause Termination (other than Following Change of Control)	Change of Control Without Qualified Termination	Change of Control With Qualified Termination
Cash Compensation
• Base Salary	$300,000	$0	$450,000
• Incentive Compensation	$180,000	$0	$270,000
Equity Compensation
• Stock Options(1)
• Unvested and accelerated	$0	$0	$0
• Restricted Stock(2)
• Unvested and accelerated	$0	$0	$0
Benefits and Perquisites
• Health and Welfare Benefits(3)	$0	$0	$0
• Accrued Paid Time Off	$0	$0	$0
• Tax services	$0	$0	$7,500
Total	$480,000	$0	$727,500

(1)
The payments relating to stock options represent the value as of December 31, 2021, calculated by multiplying the number of unvested options by the difference between the exercise price and the closing price of our common stock on December 31, 2021 ($2.24). Mr. Stecker had no unvested options at December 31, 2021.

(2)
Mr. Stecker had 0 shares of unvested restricted stock on December 31, 2021. The amount reflected is based on the closing price of our common stock on December 31, 2021 ($2.24).

(3)
Mr. Stecker does not participate in the Company’s health plan.

Mark P. Szynkowski
The following table shows the potential payments upon termination or a change of control of the Company for Mark P. Szynkowski, our Sr. Vice President of Finance.
Executive Benefits and Payments Upon Separation	Involuntary Not-for-Cause Termination (other than Following Change of Control)	Change of Control Without Qualified Termination	Change of Control With Qualified Termination
Cash Compensation
• Base Salary	$97,500	$0	$195,000
• Incentive Compensation	$0	$0	$78,000
Equity Compensation
• Stock Options(1)
• Unvested and accelerated	$0	$0	$0
• Restricted Stock(2)
• Unvested and accelerated	$0	$0	$0

Executive Benefits and Payments Upon Separation	Involuntary Not-for-Cause Termination (other than Following Change of Control)	Change of Control Without Qualified Termination	Change of Control With Qualified Termination
Benefits and Perquisites
• Health and Welfare Benefits(3)	$0	$0	$0
• Accrued Paid Time Off	$0	$0	$0
• Tax services	$0	$0	$2,500
Total	$97,500	$0	$275,500

(1)
The payments relating to stock options represent the value as of December 31, 2021, calculated by multiplying the number of unvested options by the difference between the exercise price and the closing price of our common stock on December 31, 2021 ($2.24).

(2)
Mr. Szynkowski had 0 shares of unvested restricted stock on December 31, 2021. The amount reflected is based on the closing price of our common stock on December 31, 2021 ($2.24).

(3)
Mr. Szynkowski does not participate in the Company’s health plan.

TABLE OF EQUITY COMPENSATION PLANS
The following table contains summary information as of December 31, 2021 concerning the Company’s 2007 Amended and Restated Stock Incentive Plan, 2016 Amended Stock Incentive Plan and Employee Stock Purchase Plan. All of the Plans were approved by the stockholders. See “Information Regarding Beneficial Ownership of Principal Stockholders, Directors, and Management” below.
Equity Compensation Plans Approved by Security Holders	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plan
2007 Amended Stock Incentive Plan	137,008	$2.24	0(1)
2016 Amended Stock Incentive Plan	150,000	$5.56	557,640(2)
Employee Stock Purchase Plan			50,545(3)

(1)
The 2007 Amended Stock Incentive Plan has expired, so no new awards may be made under the plan, but any existing options will remain exercisable until their option expiration date.

(2)
As of April 18, 2022, 927,866 shares have been issued from the 2016 Stock Incentive Plan.

(3)
As of January 1, 2018, the Employee Stock Purchase Plan was inactive.

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
DIRECTORS, AND MANAGEMENT
The following table sets forth certain information regarding the ownership of the Company’s common stock as of April 18, 2022 by: (i) each director and nominee for director; (ii) each executive officer named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent (5%) of its common stock.
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Applicable percentages are based on shares outstanding on April 18, 2022, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address for the following stockholders is: c/o Symbolic Logic, Inc., 9800 Pyramid Court, Suite 400, Englewood, CO 80112.

	Shares of Common Stock Beneficially Owned(1)
Name and Address of Beneficial Owner	Number of Shares	Percentage Ownership
David J. Nicol(2)	197,844	1.6%
Steven G. Singer(3)	5,000	*%
Matthew Stecker(4)	86,000	*%
Mark P. Szynkowski(5)	72,500	*%
Igor Volshteyn(6)	5,000	*%
All current executive officers and directors as a group (5 persons)(7)	366,344	3%
Karen Singer, Trustee of the Singer Children’s Management Trust(8) 212 Vaccaro Drive Cresskill, NJ 07626	4,212,414	34.2%
Renaissance Technologies LLC(9) 800 Third Avenue New York, NY 10022	762,624	6.2%

*
Less than one percent (1.0%).

(1)
Percentage of common stock beneficially owned is based on 12,333,184 shares of common stock outstanding on April 18, 2022.

(2)
Includes 23,200 shares subject to stock options exercisable within 60 days of April 18, 2022. Mr. Nicol holds 56,659 shares in a brokerage account which permits borrowing on margin.

(3)
Includes 0 shares subject to stock options exercisable within 60 days of April 18, 2022.

(4)
Includes 15,000 shares subject to stock options exercisable within 60 days of April 18, 2022

(5)
Includes 50,000 shares subject to stock options exercisable within 60 days of April 18, 2022.

(6)
Includes 0 shares subject to stock options exercisable within 60 days of April 18, 2022.

(7)
Includes 88,200 shares subject to stock options exercisable within 60 days of April 18, 2022.

(8)
Based solely upon the Form 4 information filed with the SEC by Karen Singer on March 16, 2022. The reporting person disclaims beneficial ownership of these securities, except to the extent of her pecuniary interest therein.

(9)
Based solely upon the Schedule 13G/A information filed with the SEC by Renaissance Technologies LLC on February 11, 2022.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. There were no late reports in 2021.
To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2021, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

AUDIT COMMITTEE
The Audit Committee assists the Board in its oversight of the integrity of the Company’s accounting, auditing, and reporting practices. The Audit Committee meets with our independent registered public accounting firm at least annually to review the results of the annual audit and discuss the financial statements. The Committee also meets with our independent registered public accounting firm quarterly to discuss the results of the accountants’ quarterly reviews as well as quarterly results and quarterly earnings releases; recommends to the Board the registered public accounting firm to be retained; and receives and considers the accountants’ comments as to internal controls and procedures in connection with audit and financial controls. The Audit Committee reviews all financial reports prior to filing with the Securities and Exchange Commission, or SEC, and reviews all financial press releases prior to release. The specific responsibilities in carrying out the Audit Committee’s oversight role are set forth in the Audit Committee’s Charter, a copy of which is posted on the Company’s website, www.symbl.com, under “IR.”
The Audit Committee currently consists of Messrs. David Nicol (chair), Steven Singer and Igor Volshteyn. The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended, or the Exchange Act). In addition, the Board has determined that Mr. Nicol is an “audit committee financial expert” as defined by the rules of the SEC. The Board made a qualitative assessment of Mr. Nicol’s level of knowledge and experience based on a number of factors, including his formal education, prior experience, business acumen and independence.
Report of the Audit Committee*
The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2021 with our management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board, or PCAOB, and SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
David J. Nicol, Chairman
Steven Singer
Igor Volshteyn
* The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Change of Control Provisions with Matthew Stecker and Mark P. Szynkowski
We have entered into Employment Agreements with Matthew Stecker and Mark P. Szynkowski, our CEO and Senior Vice President of Finance, respectively, which contain Change of Control provisions. These agreements were approved by our Compensation Committee and are described above in the section entitled “Potential Payments Upon Termination or Change of Control.”
Indemnification Agreements
We have entered into indemnification agreements (the “Indemnification Agreements”) with each of our directors and named executive officers. Subject to the provisions of the Indemnification Agreements, we will indemnify and advance expenses to such directors and executives in connection with their involvement in any event or occurrence which arises in their capacity as, or as a result of, their position with the Company.
Our Indemnification Agreements are provided as part of the compensation arrangements with our executives, which are subject to approval of the Compensation Committee. Indemnification for directors was approved by the Board of Directors and is part of the standard arrangement for all Company directors.
FORWARD LOOKING STATEMENTS
We caution you that certain information in this proxy statement may contain, in addition to historical information, “forward- looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon management’s beliefs, as well as on assumptions made by management. These forward-looking statements involve known and unknown risks, uncertainties and other factors that cause our actual results, performance or achievements to be materially different from what we say or imply with such forward-looking statements. When we use the words “may,” “will,” “expects,” “intends,” “estimates,” “anticipates,” “believes,” “plans,” “seeks” or “continues,” or similar expressions, we intend to identify forward-looking statements. You should be aware that the telecommunications industry is changing rapidly, and, therefore, the forward-looking statements and statements of expectations, plans and intent are subject to a greater degree of risk than similar statements regarding certain other industries.
Although we believe that our expectations with respect to the forward-looking statements are based upon reasonable assumptions, we cannot assure you that our actual results, performance or achievements will meet these expectations. Other than as may be required by applicable law, we undertake no obligation to release publicly the results of any revisions to these forward-looking statements.
WHERE YOU CAN FIND MORE INFORMATION ABOUT SYMBOLIC LOGIC
As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual reports on Form 10-K and Form 10-K/A, quarterly reports on Form 10-Q and 10-Q/A, current reports on Form 8-K, proxy statements and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is https://www.sec.gov. In addition, our annual reports on Form 10-K and Form 10-K/A, quarterly reports on Form 10-Q and 10-Q/A, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, may be accessed free of charge through our website, as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. Also, our Code of Business Conduct and Corporate Governance Guidelines, as well as the Charters for our Audit, Compensation and Nominating and Governance Committees are available on our website and amendments to, or waivers of, the Code of Business Conduct will be disclosed on our website. The address of our website is www.symbl.com; however, the information found on our website is not part of this proxy statement.
Our common stock is traded on the OTC Pink Market under the symbol EVOL.
This proxy statement has been preceded by the Annual Report for fiscal year ended December 31, 2021. Stockholders are referred to such report for financial and other information about the activities of the Company.
Our transfer agent is American Stock Transfer & Trust Company, LLC. Their address is 59 Maiden Lane, Plaza Level, New York, NY 10038.
You may request copies of documents we have filed with the SEC, as well as copies of documents that appear on our website, from us, without charge, upon written or oral request to:
Symbolic Logic, Inc.
9800 Pyramid Court, Suite 400
Englewood, CO 80112
Attn: Mark P. Szynkowski, Sr. Vice President of Finance & Secretary
1-844-732-3865

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
If any stockholder intends to present a proposal to be considered for inclusion in the Company’s proxy materials in connection with the 2023 Annual Meeting of Stockholders, the proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8 — Stockholder Proposals) and received by the Secretary of the Company on or before January 7, 2023. A stockholder proposal or nomination for director for consideration at the 2022 annual meeting but not included in the proxy statement and proxy must be received by the Secretary of Symbolic Logic no earlier than March 18, 2023 and no later than April 17, 2023. The submission of a stockholder proposal does not guarantee that it will be presented at the annual meeting. Stockholders interested in submitting a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable federal securities laws and Symbolic Logic’s bylaws, as applicable.
OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors,
Mark P. Szynkowski
Senior Vice President of Finance & Secretary

ANNUAL MEETING OF STOCKHOLDERS OF
SYMBOLIC LOGIC, INC.
June 15, 2022
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at — https://www.symbl.com/ir
Please mark, date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
\*/ Please detach along perforated line and mail in the envelope provided. \*/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND “FOR” PROPOSAL 2.
PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR
BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: ( ) David J. Nicol ( ) Steven G. Singer ( ) Matthew Stecker ( ) Igor Volshteyn
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: (•)
		FOR	AGAINST	ABSTAIN
2.	RATIFICATION OF SELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐
You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The persons named herein as agents and proxies cannot vote your shares unless you sign and return this card.
In their discretion, the proxies are entitled to vote upon such other matters as may properly come before the meeting.
This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR each of the nominees listed in Proposal 1 and FOR Proposal 2.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐
Signature of		Signature of
Stockholder	Date:	Stockholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SYMBOLIC LOGIC, INC.
9800 Pyramid Court, Suite 400
Englewood, Colorado 80112
Proxy Solicited on Behalf of the Board of Directors of the Company
for the Annual Meeting of Stockholders — June 15, 2022
The undersigned hereby constitutes and appoints Mark P. Szynkowski and Matthew Stecker his/her true and lawful agent and proxy with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Symbolic Logic, Inc. to be held at the offices of Symbolic Logic, Inc. at 9800 Pyramid Court, Suite 400, Englewood, Colorado 80112, on Wednesday, June 15, 2022, at 9:00 a.m. local time and at any postponements, continuations or adjournments thereof, on all matters coming before said meeting.
(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
SYMBOLIC LOGIC, INC.
June 15, 2022

PROXY VOTING
INSTRUCTIONS

MAIL — Mark, date, sign and mail your proxy card in the envelope provided as soon as possible.
-OR-
TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
-OR-
INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
COMPANY NUMBER
ACCOUNT NUMBER
You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at — https://www.symbl.com/ir
\*/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. \*/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE FOR DIRECTOR AND “FOR” PROPOSAL 2.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED IN PROPOSAL 1 and FOR PROPOSAL 2.
PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE
ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR
BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: ( ) David J. Nicol ( ) Steven G. Singer ( ) Matthew Stecker ( ) Igor Volshteyn

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: (•)
		FOR	AGAINST	ABSTAIN
2.	RATIFICATION OF SELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐
Signature of		Signature of
Stockholder	Date:	Stockholder	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.